MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HSBC FINANCE CORPORATION, successor by merger to HOUSEHOLD
FINANCE CORPORATION ("HSBC FINANCE"), as Master Servicer
HSBC AUTO RECEIVABLES CORPORATION (formerly known as
HOUSEHOLD AUTO RECEIVABLES CORPORATION)

HOUSEHOLD AUTOMOTIVE TRUST 2004-1
Class A Notes

1. This Certificate relates to the Distribution Date occurring on	July 18, 2005

2. Series 2004-1 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$42,109,224.59

(b) The amount of Available Funds with respect to the Collection Period was equal to	$42,193,848.29

(c) The Liquidated Receivables for the Collection Period was equal to	$4,474,219.73

(d) Net Liquidation Proceeds for the Collection Period was equal to	$2,215,703.16

(e) The Pool Balance at the beginning of the Collection Period was equal to	$843,286,052.31

(f) The Pool Balance on the last day of the Collection Period was equal to	$809,024,894.40

(g) The principal amount of Repurchased Receivables with respect to the
Collection Period was equal to	$18,343.49

(h) The aggregate outstanding balance of the Receivables which were one payment delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$38,789,642.99

(i) The aggregate outstanding balance of the Receivables which were two payments delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$12,352,542.62

(j) The aggregate outstanding balance of the Receivables which were three or more payments delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$6,975,419.68

(k) The aggregate outstanding balance of the Receivables which have been repossessed	$5,466,540.15

(l) The Servicing Fee paid on the Distribution Date was equal to	$1,581,161.35

(m) The Aggregate Note Principal Balance immediately prior to the Distribution Date was equal to	$446,941,607.72

(n) The Aggregate Optimal Note Principal Balance for the Distribution Date was equal to	$428,783,194.03

(o) The Optimal Principal Distributable Amount for the Distribution Date was equal to (1)	$18,158,413.69

(p) The Class A Minimum Principal Distributable Amount for the Distribution Date was equal to	$18,158,413.69

(q) The Class A Additional Principal Distributable Amount for the Distribution Date was equal to	$0.00

(r) The Aggregate Note Principal Balance as of the Distribution Date was equal to	$428,783,194.03

(s) The Reserve Account Balance for the Distribution Date	$25,298,581.57

(t) The Targeted Reserve Account Balance was equal to	$24,270,746.83

(u) The Reserve Account Shortfall Amount for the Distribution Date	$0.00

(v) The amount on deposit in the Reserve Account after distributions was equal to	$24,270,746.83

(w) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	3.000000%

(x) The ending Certificate Balance was equal to	$380,241,700.37

(y) The ending Certificate balance as a percentage of the Pool Balance on the
Distribution Date was equal to	47.000000%

(z) The weighted average coupon (WAC) was equal to	14.603921%

(aa) The weighted average remaining maturity (WARM) was equal to	51

3. Noteholder Information
(a) Class A-1
A. Information regarding distributions
1. Total distribution per $1,000	$0.00
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$0.00

B. Calculation of class A-1 interest due
1. Class A-1 related Note Rate	1.69320%
2. Class A-1 note balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	31.00
5. Class A-1 interest due - current period	$0.00
6. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
7. Class A-1 interest paid	$0.00
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 note balance - beginning of period	$0.00
2. Class A-1 minimum principal distributable amount - due	$0.00
3. Class A-1 additional principal distributable amount - due	$0.00
4. Class A-1 minimum principal distributable amount - paid	$0.00
5. Class A-1 additional principal distributable amount - paid	$0.00
6. Class A-1 note balance - end of period	$0.00
7. Class A-1 notes as a percentage of the total Notes outstanding on the Distribution Date	0.000000%
8. Class A-1 notes as a percentage of the Pool Balance on the Distribution Date	0.000000%

(b) Class A-2
A. Information Regarding Distributions
1. Total distribution per $1,000	$102.63
2. Principal distribution per $1,000	$101.44
3. Interest distribution per $1,000	$1.18

B. Calculation of Class A-2 interest due
1. Class A-2 related Note Rate	2.52%
2. Class A-2 note balance - beginning of period	$100,941,607.72
3. Accrual convention	30/360
4. Days in Interest Period	31
5. Class A-2 interest due - current period	$211,977.38
6. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
7. Class A-2 interest paid	$211,977.38
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 note balance - beginning of period	$100,941,607.72
2. Class A-2 minimum principal distributable amount - due	$18,158,413.69
3. Class A-2 additional principal distributable amount - due	$0.00
4. Class A-2 minimum principal distributable amount - paid	$18,158,413.69
5. Class A-2 additional principal distributable amount - paid	$0.00
6. Class A-2 note balance - end of period	$82,783,194.03
7. Class A-2 notes as a percentage of the total Notes outstanding on the Distribution Date	19.306539%
8. Class A-2 notes as a percentage of the Pool Balance on the Distribution Date	10.232466%
9. Class A-1 and A-2 notes as a percentage of the Pool Balance on the Distribution Date	10.232466%

(c) Class A-3
A. Information Regarding Distributions
1. Total distribution per $1,000	$2.75
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$2.75

B. Calculation of Class A-3 interest Due
1. Class A-3 related Note Rate	3.30%
2. Class A-3 note balance - beginning of period	$190,000,000.00
3. Accrual convention	30/360
4. Days in Interest Period	31
5. Class A-3 interest due - current period	$522,500.00
6. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
7. Class A-3 interest paid	$522,500.00
8. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 note balance - beginning of period	$190,000,000.00
2. Class A-3 minimum principal distributable amount - due	$0.00
3. Class A-3 additional principal distributable amount - due	$0.00
4. Class A-3 minimum principal distributable amount - paid	$0.00
5. Class A-3 additional principal distributable amount - paid	$0.00
6. Class A-3 note balance - end of period	$190,000,000.00
7. Class A-3 notes as a percentage of the total Notes outstanding on the Distribution Date	44.311438%
8. Class A-3 notes as a percentage of the Pool Balance on the Distribution Date	23.485062%
9. Class A-1, A-2 and A-3 notes as a percentage of the Pool Balance on the Distribution Date	33.717528%

(d) Class A-4
A. Information Regarding Distributions
1. Total distribution per $1,000	$3.28
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$3.28

B. Calculation of Class A-4 Interest Due
1. Class A-4 related Note Rate	3.93%
2. Class A-4 principal balance - beginning of period	$156,000,000.00
3. Accrual convention	30/360
4. Days in Interest Period	31
5. Class A-4 interest due - current period	$510,900.00
6. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
7. Class A-4 interest paid	$510,900.00
8. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 note balance - beginning of period	$156,000,000.00
2. Class A-4 minimum principal distributable amount - due	$0.00
3. Class A-4 additional principal distributable amount - due	$0.00
4. Class A-4 minimum principal distributable amount - paid	$0.00
5. Class A-4 additional principal distributable amount - paid	$0.00
6. Class A-4 note balance - end of period	$156,000,000.00
7. Class A-4. notes as a percentage of the total Notes outstanding on the Distribution Date	36.382023%
8. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	19.282472%
9. Class A-1, A-2, A-3 and A-4 notes as a percentage of the Pool Balance on the Distribution Date	53.000000%

MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HSBC FINANCE CORPORATION, successor by merger to HOUSEHOLD
FINANCE CORPORATION ("HSBC FINANCE"), as Master Servicer
HSBC AUTO RECEIVABLES CORPORATION (formerly known as
HOUSEHOLD AUTO RECEIVABLES CORPORATION)

HOUSEHOLD AUTOMOTIVE TRUST 2004-1
Class A Notes

The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer (the "Servicer"),
pursuant to the Master Sale and Servicing Agreement, dated as of July 28, 2004, by and among the
Servicer, Household Automotive Trust 2004-1, as issuer (the "Issuer"), HSBC Auto
Receivables Corporation (formerly known as Household Auto Receivables Corporation), as Seller (the "Seller"), U.S. Bank National Association,
as Indenture Trustee (the "Indenture Trustee"), and HSBC Bank USA, National Association,
as Administrator (the "Administrator") does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Master Sale and Servicing Agreement and Series 2004-1 Supplement, dated as of
July 28, 2004, by and among the Servicer, Issuer, Seller, Indenture Trustee, Administrator and
Wilmington Trust Company, as Owner Trustee (the "Owner Trustee").

2. HSBC FINANCE was, as of the date hereof, the Servicer
under the Master Sale and Servicing Agreement.

3. The undersigned was a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on July 18, 2005

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Master Sale and Servicing
Agreement through the Collection Period with respect to such Distribution Date or, if there has been a default in the performance of any such obligation, has set forth in detail (i) the nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.

6. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Receivables other than pursuant to the Basic Documents
(or if there was a lien, such lien consists of: ______________________).

7. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the issuer, the Servicer, the Noteholders and the Certficateholder are all in accordance with the requirements of the Master Sale and
Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this
July 15, 2005

HSBC FINANCE CORPORATION
as Servicer

By: /s/ J. A. Bevacqua
Title: Servicing Officer